UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                December 20, 2007

                             C&D Technologies, Inc.
             (Exact name of registrant as specified in its charter)


Delaware                               1-9389                  13-3314599
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                         Identification No.)

1400 Union Meeting Road,
Blue Bell, Pennsylvania                                         19422
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (215) 619-2700

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

         On December 20, 2007, C&D Technologies, Inc. (the "Company") entered into amended and restated employment agreements (the "Employment Agreements") with each of the following named executive officers: Dr. Jeffrey A. Graves, President and Chief Executive Officer, Leonard P. Kiely, Vice President and Chief Operating Officer; Ian J. Harvie, Vice President and Chief Financial Officer; and James D. Dee, Vice President, General Counsel, Secretary and Chief Administrative Officer (the "Executives"). The Employment Agreements are intended to address potential tax consequences under the final IRS Code Section 409A regulations ("Section 409A"). These Employment Agreements do not materially modify the severance, change in control payments or other benefits that are currently provided to the Executives under the employment agreements and amendments thereto that were previously disclosed in a Form 8-K, filed February 7, 2006 for Messrs. Graves, Harvie, and Dee, and in a Form 8-K, filed June 6, 2006 for Mr. Kiely.

Item 8.01. Other Events.

         On December 21, 2007, the Company entered into an Employment Agreement with Neil Daniels (the "Agreement"), the Company's Vice President and Controller. The Agreement sets forth the basic terms of Mr. Daniels' employment, including base salary, bonus and benefits to which he is entitled during the term of employment and in the event that employment is terminated for certain reasons. Mr. Daniels' annual base salary is $190,000. He will be entitled to participate in the Company's Management Incentive Compensation Plan, with a minimum targeted bonus for each fiscal year of 30% of his base salary, as well as the Company's stock option or equity incentive plans. The Agreement provides that his employment will continue in effect until either party gives to the other party at least 30 days prior written notice of the termination of the Agreement or until it is terminated due to death, disability or for cause as defined in the Agreement. The Agreement also provides that the Company will pay Mr. Daniels non-change-in-control severance in an amount equal to his base salary at the rate in effect on the date of termination and, if terminated after May 1st of a fiscal year, a pro-rated annual bonus based on the number of business days employed during the fiscal year. The Agreement further provides that the Company will pay Mr. Daniels the following change-in-control severance benefits: an amount equal to two times base salary in effect immediately before termination plus $10,000; two times the greater of (a) the average of the annual bonus paid with respect to the three most recently completed fiscal years or (b) Mr. Daniels' target bonus percentage times base salary; eighteen months of coverage under the Company's health and medical plans life; two years of coverage with life insurance coverage under the Company's life insurance policy; immediate vesting of all previously unvested stock options, performance share awards and restricted stock awards; and outplacement services for one year. The Agreement is also intended to address potential tax consequences under Section 409A.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.  Description
--------------------------------------------------------------------------------
10.1 Jeffrey A. Graves Amended and Restated Employment Agreement dated December 20, 2007

10.2 Leonard P. Kiely Amended and Restated Employment Agreement dated December 20, 2007

10.3 Ian J. Harvie Amended and Restated Employment Agreement dated December 20, 2007

10.4 James D. Dee Amended and Restated Employment Agreement dated December 20, 2007

10.5         Neil E. Daniels Employment Agreement dated December 20, 2007
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               C&D TECHNOLOGIES, INC.


Dated:  December 21, 2007             By:      /S/ Ian J. Harvie
                                               ---------------------------------
                                               Ian J. Harvie
                                               Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
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10.1                 Jeffrey A. Graves Amended and Restated Employment Agreement
                     dated December 20, 2007
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10.2                 Leonard P. Kiely Amended and Restated Employment Agreement
                     dated December 20, 2007
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10.3                 Ian J. Harvie Amended and Restated Employment Agreement
                     dated December 20, 2007
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10.4                 James D. Dee Amended and Restated Employment Agreement
                     dated December 20, 2007
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10.5                 Neil E. Daniels Employment Agreement dated December 20,
                     2007
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